UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): January 1, 2022

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877		35-1547518
(Commission File Number)		(IRS Employer Identification No.)
711 Main Street
Jasper,	Indiana	47546
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [☐]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	GABC	Nasdaq Global Select Market

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 1, 2022, German American Bancorp, Inc. (the “Company”) completed its previously announced acquisition of Citizens Union Bancorp of Shelbyville, Inc. (“CUB”) pursuant to an Agreement and Plan of Reorganization, dated September 20, 2021 (the “Merger Agreement”), among the Company, German American Bank (the “Bank”), CUB and Citizens Union Bank of Shelbyville, Inc. Under the terms of the Merger Agreement, CUB merged with and into the Company, with the Company surviving the merger (the “Merger”). As of the effective time of the Merger, each share of outstanding CUB common stock was converted into the right to receive, without interest, a cash payment of $13.44 per share and a 0.7739 share of German American Bancorp, Inc. common stock, without par value (plus cash-in-lieu of any fractional share created by the exchange rate). Immediately following the Merger, Citizens Union Bank of Shelbyville, Inc., a Kentucky bank and a wholly-owned subsidiary of CUB, merged with and into the Bank, with the Bank surviving the merger and continuing its corporate existence.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 3, 2022, the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Report contains forward‐looking statements made pursuant to the safe‐harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward‐looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of the Company’s goals, intentions and expectations; statements regarding the Company’s business plan and growth strategies; statements regarding the asset quality of the Company’s loan and investment portfolios; and estimates of the Company’s risks and future costs and benefits, whether with respect to the Merger or otherwise.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of the Company and CUB will not be integrated successfully or such integration may be more difficult, time‐consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability of the Company to complete integration and attract new customers; possible changes in economic and business conditions; the severity and duration of the COVID-19 pandemic and its impact on general economic and financial market conditions and the Company’s business, results of operations and financial condition; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like the Company’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the Company’s business; and other risks and factors identified in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update any forward‐looking statement, whether written or oral, relating to the matters discussed in this Report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

2.1*
Agreement and Plan of Reorganization by and among German American Bancorp, Inc., German American Bank, Citizens Union Bancorp of Shelbyville, Inc. and Citizens Union Bank of Shelbyville, Inc., dated as of September 20, 2021, is incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed September 21, 2021.

	99.1	Press release issued by German American Bancorp, Inc., dated January 3, 2022.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules to the subject agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2022	By:	GERMAN AMERICAN BANCORP, INC. /s/ D. Neil Dauby
D. Neil Dauby, President and Chief Executive Officer